Leases (Lease Assets and Liabilities) (Details) $ in Millions	Dec. 31, 2019 CAD ($)
Lease right-of-use assets
Finance leases	$ 534
Operating leases	520	[1]
Total lease right-of-use assets	1,054
Current
Finance leases	59
Operating leases	122
Noncurrent
Finance leases	75
Operating leases	379	[1]
Total lease liabilities	$ 635

[1]	The Company adopted Accounting Standards Update (ASU) 2016-02: Leases and related amendments (Topic 842) in the first quarter of 2019 using a modified retrospective approach with a cumulative-effect adjustment to Retained earnings recognized on January 1, 2019, with no restatement of comparative period financial information. The Company now includes Operating lease right-of-use assets and Operating lease liabilities on the Consolidated Balance Sheet. See Note 2 - Recent accounting pronouncements for additional information.